UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

HARTMARX CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8501	36-3217140
(Commission File Number)	(IRS Employer Identification No.)

101 North Wacker Drive
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 372-6300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01           Other Events.

On May 14, 2009, the United States Bankruptcy Court for the Northern District of Illinois Eastern Division, which has jurisdiction over the reorganization proceedings under Chapter 11 of the United States Bankruptcy Code for Hartmarx Corporation (the “Company”) and fifty of its wholly-owned United States subsidiaries (collectively with the Company, the “Debtors”) entered a final order (the “Order”) granting the motion of the Debtors to establish notification and hearing procedures for trading in the Company’s equity securities.

The Order requires that the Debtors file a copy of the Order as an exhibit to a report on Form 8-K with the Securities and Exchange Commission. A copy of the Order is attached to this report as Exhibit 99.1 and is incorporated by reference herein. The summary set forth in this report is qualified by reference to such exhibit.

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Order of the United States Bankruptcy Court Establishing Notice and Hearing Procedures for the Trading in Equity Securities in the Debtors’ Estates

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTMARX CORPORATION

/s/ Taras R. Proczko
Taras R. Proczko
Senior Vice President
Dated: May 20, 2009

EXHIBIT LIST

Exhibit No.	Description
99.1	Order of the United States Bankruptcy Court Establishing Notice and Hearing Procedures for the Trading in Equity Securities in the Debtors’ Estates